Santander Holdings USA, Inc. Fixed Income Investor Update Data as of September 30, 2014 December 30, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) increased regulation and regulatory developments; (2) domestic and international market, macro- economic, governmental, regulatory conditions and trends; (3) movements in local and international securities markets, currency exchange rates, and interest rates; (4) competitive pressures; (5) technological developments; and (6) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2013 and other filings and reports with the Securities and Exchange Commission (the “SEC”), could adversely affect our business and financial performance. Other factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, or Santander Bank or in any other securities or investments. This presentation is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1.Source FDIC Market Share of deposits; data as of June 2014 (published on annual basis in October) Santander Holdings USA, Inc. (SHUSA) • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • Regulated by the Federal Reserve Bank • SEC registered • Two primary operating subsidiaries:  Santander Bank, N.A. (SBNA) • Regulated by the OCC • 706 branches / 2,097 ATMs / 9,081 employees (FTEs) • $77.3B assets • $53.7B deposits • $13.0B equity  Santander Consumer USA Holdings Inc. (SCUSA): • Founded in 1995 • Consumer finance and loan servicer • SCUSA, due to a change in control resulting from the SCUSA IPO, was consolidated into SHUSA in 1Q14 • SHUSA’s ownership reduced to 60.5% • $30.6B assets Santander Bank main market shares State Branches (#) Deposit Market Share1 (%) Rank1 Massachusetts 225 5.8% 4 Pennsylvania 164 2.7% 8 New Jersey 143 3.0% 9 New York 75 0.7% 19 Rhode Island 32 7.4% 4 Santander Bank Santander Consumer

4 4 Santander Holdings USA, Inc. Structure Santander Holdings USA, Inc. $113.5BN Assets CEO: Roman Blanco CFO: Jerry Plush CRO: John Corston Santander Bank, N.A. $77.3BN Assets CEO: Roman Blanco CFO: Juan Carlos Alvarez CRO: Marcelo Brutti Santander Consumer USA $30.6BN Assets CEO: Tom Dundon CFO: Jason Kulas CRO: Peter Moenickheim  SHUSA primarily consists of an insured depository institution and a consumer finance company Asset figures as of September 30, 2014 60.5% ownership

5 5 SHUSA: 3Q14 Highlights Balance Sheet Trends  C&I loan and Auto lease growth funded by deposits  Continued shift from time to non-maturity deposits Continued Profitability  3Q14 Net Income $259MM; YTD 2014 Net Income $2.47BN 3Q and 4Q Initiatives  Sale of $750MM UPB TDRs/NPLs in September  Securitization of $2.5BN of mortgages into U.S. Agency MBS in 3Q and 4Q  Termination of $0.7BN FHLB Advances in 3Q and 4Q Capital Ratios and Liquidity  Tier 1 common 11.0%; projected Tier 1 common under U.S. Basel III 10.65%1  As of 9/30/14 Holdco has $2.3BN cash on hand  SCUSA completed two securitizations totaling $2.35BN in 3Q14 1See SHUSA Q3 2014 10-Q/A

6 6 SHUSA: Quarterly Profitability 2  See Appendix for Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income 1 See SHUSA Q3 2014 10-Q /A for additional information on the SCUSA consolidation 2 Represents net income including noncontrolling interest beginning 1Q14 SCUSA consolidated into SHUSA results beginning 1Q141 Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn)2 233 95 102 3,263 1,225 1,308 0 500 1,000 1,500 2,000 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 385 369 364 1,172 1,590 1,625 2.32% 2.30% 2.31% 5.99% 7.33% 7.21% 0 200 400 600 800 1,000 1,200 1,400 1,600 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 NII Net Interest Margin 223 95 82 2,928 539 295 0 500 1000 1500 2000 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 188 77 78 1,878 339 259 0 500 1,000 1,500 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

7 7 SBNA: Balance Sheet Initiatives  3Q14: Sale of $750MM TDR and NPL loans completed in September, generating a gain of $53MM TDR/NPL Sale Residential Mortgage Securitization  3Q14: Securitization of $2.0BN of residential mortgages into U.S. Agency MBS, generating a gain of $39MM  4Q14: Securitization of $0.5BN of residential mortgages into U.S. Agency MBS, generating a gain of $12MM1 Liability Management – FHLB Advance terminations  3Q14: $0.1BN of Advances; $10MM prepay expense, NII annual run rate improved by $6MM  4Q14: $0.6BN of Advances; $90MM prepay expense, NII annual run rate improved by $33MM1 High Quality Liquid Assets (HQLA) purchase  3Q14: Purchased $2BN of HQLA assets to support LCR management Balance sheet optimization transactions to improve SBNA’s credit metrics, loan to deposit ratio, and net interest income run rate 1See SHUSA 3Q 2014 10-Q/A Subsequent Events

8 8 11% 7% 4% 18% 6% 2% 7% 7% 16% 2% 20% SHUSA: Balance Sheet 7% 8% 7% 5% 16% 8% 8% 3% 14% 5% 19% Investments Auto Loans Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Operating Lease Assets Goodwill Home Equity Multi-Family $113.5BN Assets $91.3BN Liabilities $22.2BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings All balances as of 9/30/2014 as reported in Form 10-Q/A Revolving Credit Facilities Other Borrowings 1 See SHUSA Q3 2014 10-Q/A for additional information on the SCUSA consolidation SHUSA balance sheet reflects a bank funded by deposits and a consumer finance unit funded by secured structured financing

9 9 Debt Maturity by Funding Type (September 30, 2014) 2014 2015 2016 2018 …. … 2036 Perp SHUSA: Holding Company Debt Profile Trust Pref $150 Pref Stock 7.30% Sr Debt 4.625% Trust Pref $71 $221* $476 $200 US$ in millions $600 Sr Debt 3.0% Sr Debt 3.45% $500  SHUSA’s Holding company outstanding debt consists primarily of senior unsecured debt  As of 9/30/14 SHUSA had $2.3BN cash and a liquidity horizon >198 months *$71MM at 7.91%, $150MM at 2.0%

10 10 SBNA: Funding - Deposits 1Represents average quarterly balances Average Non Maturity Deposit Balances 1 ($Mn) $39,201 $40,583 $41,833 $42,759 $44,166 $45,836 0.25% 0.24% 0.25% 0.26% 0.26% 0.31% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $50,345 $50,204 $50,280 $50,729 $51,444 $52,692 0.43% 0.41% 0.40% 0.39% 0.38% 0.41% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Total Deposits Avg. Interest Cost  Continued growth in deposits and shift in mix from time to non-maturity deposits

4.8 3.4 11.3 5.0 6.3 6.3 12.1 12.1 Santander and Related Subsidiaries Third-Party Revolving Privately Issued Amortizing Notes Public Securitizations SCUSA: Funding - Liquidity Profile Funding Sources » Thirteen external lenders in committed third party revolving facilities as of quarter-end » SCUSA has been the largest issuer of retail auto ABS in 2011, issuing a total of over $32 billion in retail auto ABS since 2010 » During the quarter SCUSA executed two securitizations totaling $2.35 billion and obtained $1.5 billion of additional liquidity from private term amortizing and warehouse facilities » Additionally, SCUSA has flow agreements in place related to the sale of Chrysler Capital retail, lease, and dealer lending » In the third quarter SCUSA executed $2.4 billion in loan and dealer sales to RBS Citizens, Bank of America, SBNA, and through the CCART platform, with net investment gains of $38 million Highlights 4.8 3.3 10.9 4.5 6.2 6.2 12.1 12.1 Committed Amount Utilized Balance Committed Amount Utilized Balance June 30, 2014 September 30, 2014 $34.5 $26.8 Abundant liquidity in current market ($ in billions) $34.0 $26.1 11 Santander and Related Subsidiaries includes a $0.3BN committed line between SHUSA and SCUSA which was fully drawn as of 6/30/14 and 9/30/14

12

SBNA: Credit

TDR/NPL sale in September contributed to the improvement in credit metrics

Non-Performing Loans[1]


$ MM
-42%
$1,191
$1,176
$1,110
$1,048
$1,024
$1,001
$975
$898
$696
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Criticized Balances[2]


Criticized Balances
Criticized Ratio
$ MM
$3,657
$3,397
$2,827
$2,710
$2,487
$2,368
$2,257
$2,244
$2,054
6.90%
6.38%
5.39%
5.38%
4.98%
4.73%
4.39%
4.32%
4.08%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Annualized Net Charge off Ratio[3]


Annualized NCO = Quarterly NCO*4
1.11%
0.79%
0.74%
0.58%
0.55%
0.47%
0.44%
0.40%
0.36%
1.11%
0.77%
0.45%
0.45%
0.39%
0.41%
0.38%
0.38%
0.92%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
Santander Bank
Large Banks**

Texas Ratio[4]


26.2%
25.8%
24.8%
23.7%
22.3%
21.1%
19.9%
18.6%
17.3%
18.9%
19.2%
18.3%
18.0%
18.1%
17.9%
17.5%
16.4%
10.8%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
Santander Bank
Large Banks**

**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC

[1]NPLs = Nonaccruing loans *plus* accruing loans 90+ DPD; *NPLs increased 3Q12 due to OCC rule BK7
[2]Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss
[3]3Q14 reflects charge offs relating to TDR/NPL sale; excluding sale 3Q14 would have been 0.47%
[4]See Appendix for Non-GAAP measurement reconcilement of Texas Ratio

Santander

13 13 Delinquency1 Reserve Coverage (ALLL/NPL2) 82.3% 84.6% 82.5%83.4%85.5% 88.2%87.5%86.2% 84.0% 100.4%98.7% 94.0%91.0%89.3%91.2%91.3% 105.3%110.6% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Santander Bank Large Banks** Non-Performing Loan Ratio SBNA: Credit (cont.) 1.4% 2.2% 2.1% 2.1% 2.1% 2.0% 1.7%1.9% 2.3% 1.4%1.5% 2.4% 2.3% 2.2% 2.0% 1.9% 1.7% 1.6% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 1.85% 1.61% 1.43% 1.67%1.76% 1.84%1.85%1.90% 1.16% 1.48%1.52%1.59% 1.6%1.73% 1.81% 1.92% 1.41% 1.39% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Santander Bank Large Banks** 1Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans 2NPLs= Nonaccruing loans plus accruing loans 90+ DPD 0.92% 0.68% 0.61% 0.77%0.76%0.80%0.79% 1.02% 0.54% 1.05% 1.23%1.22% 1.34% 1.50% 1.68%1.64% 0.98% 0.96% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q1 Santander Bank Large Banks**

SCUSA: Credit ($ in millions) » 31-60 and 61+ delinquency ratios increased moderately quarter-over-quarter, but remain in line with delinquency trends year-over-year » Net charge-off ratio came in higher in the same periods as the unsecured portfolio continues to season and used car values decrease from recent highs » Provision expense increased quarter-over-quarter due to seasoning of the unsecured portfolio and mix of retained loans; SCUSA retained more leases and sold more loans » Loan sales were higher credit quality than retained loans » Seasonality more apparent in the third quarter provision numbers due to: » The provision model capturing two full fourth quarters of seasonally worse performance » Actual performance of the portfolio worsening in the back half of the year per typical seasonal patterns Highlights Delinquency Trends Provision Expense and Net Charge-offs 14 7.9% 8.5% 5.9% 7.8% 8.5% 4.0% 4.5% 3.1% 3.8% 4.1% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 31-60 Day Delinquency 61+ Day Delinquency $598 $629 $699 $589 $770 $371 $494 $407 $379 $565 6.4% 8.1% 6.4% 5.8% 8.4% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Provision Expense Net Charge-offs Net Charge-off Ratio Results show above represent SCUSA historical basis

15 15 SHUSA: Capital Ratios (Basel I) 1See SHUSA 3Q 2014 10-Q/A Solid capital ratios, CET1 ratio 10.65% under final US Basel III rule1 Total Risk Based Tier 1 Common Risk Based Tier 1 Leverage Tier 1 Risk Based 13.7% 13.7% 14.0% 11.0% 11.1% 11.0% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 11.9% 12.4% 12.8% 13.5% 12.5% 12.2% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 14.4% 14.4% 14.7% 13.0% 13.1% 13.1% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 16.5% 16.5% 16.8% 15.0% 15.1% 15.0% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

16 16 Regulatory Disclosures Federal Reserve CCAR results “The Federal Reserve objected to the capital plan from Santander due to widespread and significant deficiencies across the BHC’s capital planning processes. Specific deficiencies were identified in several areas, including governance, internal controls, risk identification and risk-management, management information system (MIS), and assumptions and analysis that support the BHC’s capital planning processes” March 26, 2014 SHUSA 8-K “Santander Holdings USA, Inc. (the “Company”) expects to become subject to a public enforcement action (the “Regulatory Action”) with the Federal Reserve Bank of Boston (the “Federal Reserve”) in the near future. Although the Company has not yet received a draft of such Regulatory Action, the Company believes that the Regulatory Action will require the Company to make enhancements with respect to, among other matters, board and senior management oversight of the consolidated organization, risk management, and new business initiatives” November 7, 2014 Federal Reserve Enforcement Action On September 18th the Federal Reserve published a written agreement between SHUSA and the Federal Reserve Bank of Boston. In summary, this agreement: 1) confirms that SHUSA and its subsidiaries will not declare dividends or undertake other capital actions without prior written approval by the Federal Reserve, and 2) commits SHUSA to strengthen procedures to assure SHUSA’s Board of Directors vets capital decisions by the subsidiaries’ boards and to act as a source of strength for Santander Bank, NA. Released September 18, 2014 SCUSA 8-K furnished “On May 1, 2014, the Board of Directors of SCUSA declared a dividend payable on May 30, 2014. The Federal Reserve informed SHUSA on May 22, 2014 that it does not object to SCUSA’s payment of the dividend, provided that Santander contribute at least $20.9 million of capital to SHUSA prior to such payment, so that SHUSA’s consolidated capital position would be unaffected by the dividend. The Federal Reserve also informed SHUSA that, until the Federal Reserve issues a non-objection to SHUSA’s capital plan, any future SCUSA dividend will require prior receipt of a written non-objection from the Federal Reserve.” May 29, 2014

17 17 SHUSA: Rating Agencies Santander Bank Te Moody’s S&P LT Senior Debt Baa1 BBB ST Deposits P-2 A-2 Outlook Stable Stable SHUSA Moody’s S&P Baa2 BBB P-2 A-2 Negative Stable  On September 19, 2014 S&P affirmed Santander Bank and SHUSA’s ratings and outlook  On April 8, 2014, Moody’s affirmed the ratings of Santander Bank and SHUSA  SHUSA and SBNA have informed Fitch that they will not solicit ratings from Fitch. As a result Fitch will be withdrawing the un-solicitated ratings for SHUSA and SBNA by January 5, 2015 September 30, 2014

Appendix

19 SHUSA: Trended Statement of Operations 1 Represents net income including noncontrolling interest beginning 1Q14 (US $ Millions) 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Interest Income 582$ 563$ 550$ 1,406$ 1,863$ 1,895$ Interest Expense 197 194 186 234 273 270 Net interest income 385 369 364 1,172 1,590 1,625 Fees & other income 183 150 155 411 636 648 Equity Investment Income 113 70 62 20 (7) (5) Other non interest income (41) (23) - 2,430 9 - Net revenue 640 566 581 4,033 2,228 2,268 G & A expense (379) (451) (452) (739) (870) (920) Other expenses (28) (19) (27) (32) (133) (41) Provisions for credit losses (10) - (20) (335) (686) (1,013) Income/(loss) before taxes 223 95 82 2,928 539 295 Income tax (expense)/benefit (35) (19) (4) (1,050) (200) (36) Net income/(loss)1 188$ 77$ 78$ 1,878$ 339$ 259$ 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Net interest margin 2.32% 2.30% 2.31% 5.99% 7.33% 7.21%

20 SHUSA: Consolidating Income Statement 1 Includes holding company activity, eliminations and purchase accounting marks related to SCUSA consolidation. 2 SHUSA net income includes noncontrolling interest. (US $ Millions) Bank Interest income 557$ 1,230$ 108$ 1,895$ Interest expense 140 137 (7) 270 Net interest income 418 1,093 114 1,625 Fees & other income 289 374 (19) 644 Other non interest income - - - - Net revenue 707 1,467 95 2,269 G & A xpense (520) (411) 11 (920) Other expenses (33) (4) (4) (41) Provisions for credit losses - (770) (243) (1,013) Income before taxes 154 282 (141) 295 Income tax expense (38) (91) 93 (36) Net income 2 116$ 191$ (48)$ 259$ SCUSA SHUSA Three-Months Ended September 30, 2014 Other (1)

21 SHUSA: Average Balance Sheet Quarterly Averages (US $ millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 14,890$ 2.19% 13,920$ 2.32% 970$ -0.13% 16,889$ 2.04% Loans 76,893 9.43% 75,168 9.58% 1,725 -0.15% 50,062 3.88% Allowance for loan losses (1,586) --- (1,269) --- (317) --- (914) --- Other assets 22,438 --- 21,271 --- 1,167 --- 11,778 --- TOTAL ASSETS 112,635$ 8.40% 109,090$ 6.92% 3,545$ 1.48% 77,815$ 2.94% Interest-bearing demand deposits 11,293 0.38% 10,947 0.23% 346 0.15% 9,676 0.15% Noninterest-bearing demand deposits 8,005 --- 7,884 --- 121 --- 7,962 --- Savings 4,016 0.13% 4,092 0.14% (76) -0.01% 3,851 0.13% Money market 20,231 0.47% 19,126 0.41% 1,105 0.06% 18,390 0.43% Certificates of deposit 6,857 1.04% 7,277 1.09% (420) -0.05% 9,620 1.11% Borrowed funds 37,499 2.29% 35,409 2.54% 2,090 -0.25% 12,919 4.39% Other liabilities 2,609 --- 2,489 --- 120 --- 1,863 --- Equity 22,126 --- 21,866 --- 260 --- 13,534 --- TOTAL LIABILITIES & SE 112,635$ 0.95% 109,090$ 1.00% 3,545$ -0.05% 77,815$ 0.99% NET INTEREST MARGIN 7.21% 7.33% -0.12% 2.30% 3Q14 2Q14 Change 3Q13

22 SHUSA: Consolidating Balance Sheet (US $ millions) Bank SCUSA Other (1) SHUSA Assets Cash and cash equivalents 1,988$ 63$ -$ 2,051$ Investments 15,973 - 15 15,988 Loans 50,355 26,189 (1,740) 74,804 Less allowance for loan losses (585) (3,293) 2,073 (1,805) Total loans, net 49,770 22,896 333 72,999 Goodwill 3,403 74 5,415 8,892 Other assets 6,201 7,567 (160) 13,608 Total assets 77,335$ 30,600$ 5,603$ 113,538$ Liabilities and Stockholders' Equity Deposits 53,653$ -$ (2,372)$ 51,281$ Borrowings and other debt obligations 8,922 26,872 1,589 37,383 Other liabilities 1,692 425 517 2,634 Total liabilities 64,267 27,297 (266) 91,298 Stockholders' equity including noncontrolling interest 13,068 3,303 5,869 22,240 Total liabilities and stockholders' equity 77,335$ 30,600$ 5,603$ 113,538$ (1) Includes holding company, eliminations and purchase accounting marks related to SCUSA consolidation. September 30, 2014

23 Global Banking & Markets2 Commercial Banking1 Other Consumer4 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Credit US $ Billions 1Commercial Banking = Non-CRE total for Business Banking, Middle Market, Equipment Finance & Leasing and Commercial Banking NCE 2Global Banking & Markets = Non-CRE total for MRG and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off $5.5 $5.5 $5.5 $5.6 $5.4 $5.3 $5.3 $5.3 $5.4 2.2% 2.2% 2.2% 2.1% 2.1% 2.0% 2.3% 1.9% 1.3% 1.5% 1.4% 1.2% 1.2% 0.7% 0.6% 0.5% 0.5% 0.4% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 $7.1 $7.7 $7.9 $6.7 $6.5 $6.6 $7.2 $7.5 $8.2 0.1% 0.1% 0.2% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 3Q12 4Q12 Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 3Q14 $4.2 $4.5 $4.4 $4.5 $4.4 $4.7 $4.9 $5.3 $5.5 0.9% 1.0% 0.8% 0.7% 0.7% 0.8% 0.4% 0.3% 0.7% 3.3% 1.6% 1.6% 0.8% 0.7% 0.5% 0.4% 0.4% 0.4% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 $2.9 $2.7 $2.5 $2.4 $2.2 $2.1 $2.0 $2.0 $1.9 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 2.1% 2.1% 2.1% 2 9 3 3.2 3.3 2.9 2.8 2.7 2.7 2.7 3Q12 4Q12 Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 3Q14

24 Commercial Real Estate1 Home Equity Mortgages Multifamily Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Credit US $ Billions 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters $11.6 $11.2 $10.6 $10.1 $9.7 $9.7 $9.6 $9.7 $7.5 4.5% 4.5% 4.7% 4.9% 5.0% 4.9% 4.8% 4.6% 3.3% 0.8% 0.7% 0.7% 0.6% 0.4% 0.4% 0.3% 0.4% 1.2% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 $6.4 $6.3 $6.2 $6.2 $6.1 $6.1 $6.0 $6.0 $6.0 1.7% 1.9% 1.9% 1.9% 1.8% 1.8% 1.8% 1.9% 1.9% 0.8% 0.8% 0.9% 0.8% 0.6% 0.6% 0.5% 0.5% 0.4% 3Q 2 4Q12 Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 3Q14 $5.8 $5.8 $5.8 $5.7 $5.6 $5.7 $5.6 $5.6 $5.4 4.1% 4.1% 3.3 3.4 3.8% 3.5% 3.4% 3.0 3.2% 2.4% 2.0% 1.2% 1.0% 0.6% 0.1% 0.5% 0.4% 0.7% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 $9.5 $9.5 $9.4 $9.4 $9.9 $9.9 $10.8 $10.7 $10.3 0.8% 0.7% 0.6% 0.4% 0.2% 0.3% 0.2% 0.1% 0.2% 0.4% 0.3% 0.1% 0.1% 0.0% 0.1% 0.1% 0.0% 0.0% 3Q12 4Q12 Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 3Q14

25 25 SHUSA: 2014 CCAR results 1 SHUSA DFAST and CCAR results published on Forms 8-K on 3/20/14 and 3/26/14, respectively 2 FRB DFAST and CCAR results published on 3/20/14 and 3/26/14, respectively Capital SHUSA1 Federal Reserve2 CCAR Severely Adverse Scenarios Stressed Capital Ratios Minimum Tier 1 common ratio (%) 7.8% 7.9% Common equity tier 1 ratio (%) 7.8% 7.3% Tier 1 risk-based capital ratio (%) 10.2% 11.4% Total risk-based capital ratio (%) 12.4% 13.1% Tier 1 leverage ratio (%) 9.5% 10.1%  SHUSA Tier 1 Common ratio remains above 5% minimum under Supervisory Severely Adverse Scenario  Results do not include capital additive actions executed on February 21, 2014

26 SHUSA: Non-GAAP to GAAP Reconciliations $ Millions 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 223$ 95$ 82$ 2,928$ 539$ 295$ Add back: Provision for credit losses 10 - 20 335 686 1,013 Pre-Tax Pre-Provision Income 233$ 95$ 102$ 3,263$ 1,225$ 1,308$

27 SHUSA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Tier 1 Common to Risk Weighted Assets Tier 1 Common 8,578$ 8,659$ 8,794$ 10,075$ 10,469$ 10,674$ Risk Weighted Assets 62,557 63,230 62,776 91,675 94,623 96,976 Ratio 13.7% 13.7% 14.0% 11.0% 11.1% 11.0% Tier 1 Leverage Tier 1 Capital 8,999$ 9,075$ 9,210$ 11,902$ 12,389$ 12,661$ 75,559 73,224 72,090 88,031 99,486 103,389 Ratio 11.9% 12.4% 12.8% 13.5% 12.5% 12.2% Tier 1 Risk Based Tier 1 Capital 8,999$ 9,075$ 9,210$ 11,902$ 12,389$ 12,661$ Risk Weighted Assets 62,557 63,230 62,776 91,675 94,623 96,976 Ratio 14.4% 14.4% 14.7% 13.0% 13.1% 13.1% Total Risk Based Risk Based Capital 10,340$ 10,425$ 10,555$ 13,778$ 14,246$ 14,535$ Risk Weighted Assets 62,557 63,230 62,776 91,675 94,623 96,976 Ratio 16.5% 16.5% 16.8% 15.0% 15.1% 15.0% Average total assets for leverage capital

28

SBNA: Non-GAAP to GAAP Reconciliations

$ Millions	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14
Santander Bank Texas Ratio								
Total Equity	$ 12,849	$ 12,938	$ 12,795	$ 12,799	$ 12,789	$ 12,909	$ 13,038	$ 13,068
Less:								
Goodwill and Other Intangibles (excluding MSRs)	(3,883)	(3,865)	(3,856)	(3,844)	(3,856)	(3,844)	(3,722)	(3,722)
PCCR (net of amortization)	(7)	(7)	(6)	(5)	(5)	(4)	(4)	(3)
Preferred Stock	-	-	-	-	-	-	-	-
Add: Allowance for loan losses	1,013	971	925	876	834	825	741	585
Tangible Common Equity	$ 9,972	$ 10,037	$ 9,858	$ 9,826	$ 9,762	$ 9,886	$ 10,053	$ 9,928
Nonperforming Assets	$ 1,242	$ 1,180	$ 1,113	$ 1,114	$ 1,090	$ 1,067	$ 983	$ 780
90+ DPD accruing	$ 3	$ 3	$ 3	$ 2	$ 3	$ 3	$ 2	$ 2
Accruing TDRs	$ 673	$ 656	$ 654	$ 660	$ 657	$ 661	$ 659	$ 285
Texas Ratio	19.2%	18.3%	18.0%	18.1%	17.9%	17.5%	16.4%	10.8%

Santander